EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vincent J. Lombardo, Vice President and Chief Financial Officer of Ablest Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Quarterly Report on Form 10-Q of the Company for the period ended March 28, 2004 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vincent J. Lombardo

Vincent J. Lombardo, Vice President, Chief Financial Officer, and Secretary

May 12, 2004